UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2005
PDF SOLUTIONS, INC.
(Exact name of Company as specified in its charter)
000-31311
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	25-1701361 (I.R.S. Employer Identification No.)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 1, 2005, PDF Solutions, Inc. (the “Company”) entered into its standard form Indemnity Agreement with R. Stephen Heinrichs and with Dr. Albert Y. C. Yu, the Company’s newly elected directors as described below. The agreement requires the Company to indemnify these individuals against any liabilities that may arise by reason of their status or service as a director of the Company subject to customary exclusions and provisions, including advancement of expenses in certain circumstances. The foregoing description of the agreement is a general description only and is qualified in its entirety by reference to the Company’s standard form of Indemnification Agreement, a copy of which is attached as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed on August 7, 2000, and is incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) Departure of Director.
     Effective as of August 1, 2005, Donald L. Lucas resigned from the Company’s Board of Directors.
(d) Election of Directors.
     Effective as of August 1, 2005, the Company’s Board of Directors elected R. Stephen Heinrichs and Dr. Albert Y. C. Yu to the Company’s Board of Directors to fill vacancies thereon. Both Mr. Heinrichs and Mr. Yu will serve as Class I directors with a term ending on the annual meeting of the Company’s stockholders that occurs after the fiscal year ending December 31, 2007 or until their successors have been duly elected and qualified.
     Effective as of August 1, 2005, Mr. Heinrichs was appointed to serve as Chairman of the Audit Committee and was designated as an “Audit Committee Financial Expert” within the meaning of such term as defined in the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Effective as of August 1, 2005, Mr. Yu was appointed to serve on the Compensation Committee of the Company’s Board of Directors.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment of Bylaws.
     Effective as of August 1, 2005, the Company’s Board of Directors amended the Company’s Bylaws to increase the number of authorized members of the Company’s Board of Directors from six to seven.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	The following exhibit is being furnished, not filed, herewith pursuant to Item 5.02 of Form 8-K:

Press Release, dated August 4, 2005, entitled “Dr. Albert Y. C. Yu and R. Stephen Heinrichs Join PDF Solutions Board of Directors.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Company)

By:	/s/ P. Steven Melman

P. Steven Melman Vice President, Finance and Administration and Chief Financial Officer
Dated: August 5, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	The following exhibit is being furnished, not filed, herewith pursuant to Item 5.02 of Form 8-K:

Press Release, dated August 4, 2005, entitled “Dr. Albert Y. C. Yu and R. Stephen Heinrichs Join PDF Solutions Board of Directors.”